PACE® Select Advisors Trust

June 7, 2019

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2018, as supplemented.

Includes:

–  PACE® Small/Medium Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment advisory arrangements for PACE Small/Medium Co Growth Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). Timpani Capital Management LLC ("Timpani") had been a subadvisor to the fund since 2013. Timpani entered into a transaction (the "Timpani Transaction") that provided for the sale of all outstanding equity interests in Timpani to Calamos Advisors LLC ("Calamos") on May 31, 2019. Subsequent to the closing of the Timpani Transaction, Calamos now owns 100% of the equity interests in Timpani and the Timpani investment team will operate under the Calamos name.

In connection with the Timpani Transaction, and at the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the fund recently approved a new sub-advisory agreement with Calamos. Accordingly, effective as of the close of business on May 31, 2019, Calamos began managing an allocated portion of the fund. The terms of the new sub-advisory agreement with Calamos are substantially identical to those of the former sub-advisory agreement with Timpani. No material changes are expected to occur with respect to the management of Calamos' (formerly Timpani's) allocated portion of the fund.

Effective as of the close of business on May 31, 2019, the Prospectuses and SAI are hereby revised as follows:

All references to "Timpani Capital Management LLC" and "Timpani" in the Prospectuses and SAI are hereby replaced with references to "Calamos Advisors LLC" and "Calamos", respectively. In addition, all biographical information relating to the relevant portfolio manager of the fund in the Prospectuses is updated to reflect his employment with Calamos.

The section captioned "PACE Small/Medium Co Growth Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 50 of the Multi-Class Prospectus and page 50 of the

ZS-1014

Class P Prospectus is revised by replacing the penultimate sentence of the first paragraph of that section in its entirety with the following:

An entity that was acquired by Calamos Advisors LLC ("Calamos") on May 31, 2019 assumed day-to-day management of a separate portion of the fund's assets on November 25, 2013. Calamos assumed day-to-day management of a separate portion of the fund's assets on May 31, 2019. Jacobs Levy Equity Management, Inc. ("Jacobs Levy") assumed day-to-day management of a separate portion of the fund's assets on January 10, 2019.

The section captioned "Management" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" beginning on page 143 of the Multi-Class Prospectus and on page 145 of the Class P Prospectus is revised by replacing the fifth and sixth paragraphs of that section in their entirety with the following:

Calamos is located at 2020 Calamos Court, Naperville, IL 60563. Calamos is a multi-discipline, global investment adviser that was founded in 1977. As of March 31, 2019, Calamos had approximately $23.4 billion in assets under management.

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. Mr. Nelson is a senior portfolio manager at Calamos and leads the investment team managing Calamos' portion of the fund's assets. Prior to his time at Calamos, Mr. Nelson was the President, Chief Investment Officer and a director of Timpani Capital Management, LLC (an entity that was acquired by Calamos on May 31, 2019) since 2008. Prior to that, he was a senior portfolio manager and managing director at Wells Capital Management since 2005.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" beginning on page 95 of the SAI is revised by replacing the fifth and sixth sentences of the second paragraph of that section with the following:

Calamos is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Calamos Investments LLC ("CILLC"). Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of March 31, 2019, approximately 22% of the outstanding interests of CILLC is owned by CAM and approximately 78% of CILLC is owned by Calamos Partners LLC ("CPL") and John P. Calamos, Sr. CPL is owned by Calamos Family Partners, Inc. ("CFP") and John S. Koudounis. CFP is owned by members of the Calamos family, including John P. Calamos, Sr.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Timpani Capital Management LLC and Jacobs Levy Equity Management, Inc." beginning on page 133 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

The same section of the SAI is revised by replacing the last sub-section of that section (currently labeled "Timpani Capital Management LLC") in its entirety with the following:

Calamos Advisors LLC. To assist it in voting proxies, Calamos has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company's management and board have interests sufficiently aligned with the client's interest, Calamos will vote in favor of proposals recommended by the company's board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, re-incorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the client in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

To assist it in analyzing proxies, Calamos subscribes to Broadridge, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, voting recommendations, record keeping and vote disclosure services. Proxies are voted based upon Calamos' proxy voting guidelines. Calamos has established an internal proxy group that is responsible for maintaining oversight of all facets of the processes described above. Any proxy that is not covered by the proxy voting guidelines is reviewed and considered by Calamos' proxy group and is voted in accordance with that review. In addition, this service facilitates the voting of each proxy in accordance with Calamos' proxy voting policy. Based on the instruction provided by the proxy group and/or the principles inherent in Calamos' proxy policy, the Corporate Actions Department will vote and process proxies.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for clients. These procedures provide that the committee, along with Calamos' Legal and Compliance Departments, will examine conflicts of interests of which Calamos is aware with the client and seek to resolve such conflicts in the client's best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

The section captioned "Portfolio managers" and sub-captioned "PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Timpani Capital Management LLC and Jacobs Levy Equity Management, Inc." beginning on page 186 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Growth Equity Investments—Riverbridge Partners, LLC, Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC

The same section of the SAI is revised by replacing the last sub-section of the section (currently labeled "Timpani Capital Management LLC") in its entirety with the following:

Calamos Advisors LLC

Brandon Nelson is responsible for the day-to-day management of Calamos' portion of the fund's assets. The following table provides information relating to other accounts managed by him as of March 31, 2019:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	1	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$75.8	$32.9	$144.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$16.4

Potential conflicts of interest. Other than potential conflicts between investment strategies, the side-by-side management of both the fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the fund in accordance with the rules promulgated under the Investment Company Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a "rotational" method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos' head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos' Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos may consider subjective elements in attempting to allocate a trade, in which case the fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

Compensation. Brandon Nelson's compensation consists of base salary and an annual short-term incentive (payable in cash). Mr. Nelson is also eligible for discretionary long term incentive ("LTI") awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a mutual fund incentive award with amounts deemed to be invested in one or more funds. "Funds" mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. In addition, Mr. Nelson is also eligible to receive certain "Timpani team revenue share" payments, which are defined as a percentage of management fees over certain thresholds.

The amounts paid to the senior portfolio manager and the criteria utilized to determine the amounts are benchmarked against industry-specific data provided by third-party analytical agencies. The senior portfolio manager compensation structure does not differentiate between the fund and other accounts managed by the senior portfolio manager, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the senior portfolio manager. Portfolio performance is utilized as one factor in determining the annual discretionary bonus; another factor is overall performance of Calamos.

Ownership of fund shares. As of May 31, 2019, the portfolio manager did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.